UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
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FORM 8-K/A
(Amendment No. 1)
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CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the
 Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 28, 2020 (July 16, 2020)
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IQVIA HOLDINGS INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-35907	27-1341991
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

83 Wooster Heights Road
Danbury, Connecticut 06810
and
4820 Emperor Blvd.
Durham, North Carolina 27703
(Address of principal executive offices)

Registrant’s telephone number, including area code: (203) 448-4600 and (919) 998-2000

Not Applicable
 (Former name or former address, if changed since last report.)
 ______________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on which Registered
Common Stock, par value $0.01 per share	“IQV”	New York Stock Exchange LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Explanatory Note

On July 22, 2020, IQVIA Holdings Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Filing”) to disclose, among other things, that, on July 21, 2020, the Company’s Board of Directors (the “Board”) announced the appointment of Ronald E. Bruehlman as Executive Vice President and interim Chief Financial Officer of the Company, effective August 1, 2020. This report amends the Original Filing to disclose a new compensation arrangement approved by the Leadership Development and Compensation Committee of the Board for Mr. Bruehlman. Such compensation arrangement was not available at the time of the Original Filing.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In Mr. Bruehlman's new role as Executive Vice President and interim Chief Financial Officer, effective August 1, 2020, he will receive an annual base salary of $860,000, with an annual incentive target of 100% of his base salary, subject to the terms and conditions of the Company’s annual incentive program. In connection with his appointment, Mr. Bruehlman will also receive a restricted stock unit award on August 3, 2020, having an aggregate grant date fair value equal to $2,700,000, that vests ratably on each of the first three anniversaries following the grant date, subject to the terms and conditions of the Company’s 2017 Incentive and Stock Award Plan. Mr. Bruehlman will also participate in the Company’s standard benefit plans in the U.S. available to executives at his level in accordance with their terms.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July 28, 2020

IQVIA HOLDINGS INC.

By:	/s/ Eric M. Sherbet
Eric M. Sherbet
Executive Vice President, General Counsel and Secretary